                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
            EXCHANGE ACT OF 1934 (AMENDMENT NO. __________________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                           Commercial Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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    previously. Identify the previous filing by registration statement number,
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
                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

                                 PROXY STATEMENT


TIME, DATE, AND PLACE OF MEETING

         The Board of Directors of Commercial Bancshares, Inc. (the "Company"), an Ohio corporation, is furnishing you with these proxy materials in connection with the solicitation of proxies to be voted at the Company's 2000 Annual Meeting of Shareholders (the "Meeting").

         You are invited to attend the Meeting which will be held at 4:30 p.m. on Wednesday, April 12, 2000 at the main office of the Commercial Savings Bank (the "Bank") located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351.

         This Proxy Statement and form of proxy are being mailed to Shareholders on or about March 10, 2000.

SHAREHOLDERS ENTITLED TO VOTE

         Shareholders of record at the close of business on February 18, 2000 are entitled to receive these proxy materials and to vote their shares at the Meeting. As of that date, there were 1,049,999 common shares outstanding. Each common share is entitled to one vote on each matter brought before the Meeting.

VOTING YOUR SHARES

         Your vote is important. You may vote your shares by attending the Meeting and voting your shares in person or by completing and returning your form of proxy as follows:

>>       Mark your voting preference,
>>       Sign and date your proxy form, and
>> Return to the Bank prior to the Meeting. A postage paid envelope is enclosed for your convenience.

         If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy from the holder of record to be able to vote at the Meeting.

         You may revoke your proxy at any time before it is exercised by:

>>       Delivering a signed revocation to the Company,
>>       Submitting a later dated proxy, or
>>       Attending the Meeting and voting your shares in person.

         The Board of Directors of the Company is soliciting proxies. Proxies may be solicited on behalf of the Company by its directors, officers, and employees. Proxies may be solicited personally, by fax, by electronic mail (e-mail) or by telephone, in addition to the use of the mails. The Company will bear the costs of soliciting proxies.

MULTIPLE COPIES OF ANNUAL REPORT

         The 1999 Annual Report of the Company to Shareholders has been mailed to Shareholders. If more than one copy has been sent to you, we will discontinue mailing of reports on the accounts you select if you mark the designated box on the appropriate form of proxy.

         You must continue to receive the Annual Report for at least one account. Your receipt of the other materials in your proxy mailing, and other mailings throughout the year will not be affected by your election to discontinue future duplicate mailings of the Annual Report.

         Shareholders present in person or by proxy will constitute a quorum for the purpose of considering and acting upon matters to be brought before the Meeting or any adjournment thereof.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following is a table reflecting all shareholders, to the best knowledge of the Company's management, owning beneficially five percent (5%) or more of the Company's Common Stock as of February 18, 2000.

------------------------------------- --------------------- ---------------------------- ----------------------------
Name and Address                      Title of Class        Beneficial Ownership         Percent of Class
Of Beneficial Owner                                         of Stock
------------------------------------- --------------------- ---------------------------- ----------------------------
Myers Properties Limited
Partnership
605 Los Corales Circle                Common Stock
Green Valley, AZ 85614                without par value            61,716(1)                       5.9%
------------------------------------- --------------------- ---------------------------- ----------------------------

(1) The general partners of Myers Properties Limited Partnership are Barbara K. Emerson, 30062 Morningside Drive, Perrysburg 43551, and Marsha S. McClain, 872 Arrowhead Drive, Bucyrus, Ohio 44820. Barbara K. Emerson is the spouse of Edwin
G. Emerson, a Class I Director of the Company.

BOARD AND COMMITTEE MEMBERSHIP

During 1999, the Board of Directors of the Company met fourteen times and had several ongoing committees. These committees include an Executive Committee, Executive Compensation Committee, and an Audit Committee. All of our Directors attended at least eighty-seven percent of the meetings of the Board and Board Committees on which they served in 1999.

-------------------------------------------------------------------------------------------------------
                                                                          Executive
Name                              Board              Audit              Compensation          Executive
-------------------------------------------------------------------------------------------------------
Mr. Berg                            X                  X                                          X
Mr. Deer                            X
Mr. Loren Dillon                    X
Mr. Mark Dillon                     X
Mr. Emerson                         X                                         X                   X
Ms. Franks                          X                  X*
Ms. Grafmiller                      X
Mr. Graves                          X                                                             X
Mr. Mastro                          X                                                             X
Mr. Ruse                            X
Mr. Sheaffer                        X*                 X                      X                   X*
Mr. Smith                           X                                         X*
1998 Meetings                      14                  3                      2                  14

* denotes Chairperson of Committee
-------------------------------------------------------------------------------------------------------

THE AUDIT COMMITTEE

         The Audit Committee generally meets quarterly. Its primary duties include the following:

o Approve the selection or termination of the independent public accounting firm to be our outside auditor.
o Participate in setting the Company and Bank's audit policy and monitor the operations of the internal audit function.
o       Provide active directorate guidance to the internal audit function.
o       Correct deficiencies and implement audit recommendations.
o Review results of internal audits conducted and action taken by management.

THE EXECUTIVE COMMITTEE

         The Executive Committee performs such duties as are delegated to them by the Board of Directors.

NOMINATING COMMITTEE

         The Board of Directors does not have a standing nominating committee or a committee performing a similar function.

COMPENSATION OF DIRECTORS

         In 1999, non-officer directors of the Company received $10,000 for service on the Board and Board Committees, with the exception of Directors Grafmiller, M. Dillon, and L. Dillon, who received $13,500 due to their service on the Bank's Loan Committee, which generally meets with the most regularity. Also, Mr. Sheaffer, the Board's Chairman received $13,500 for service on the Board and Board Committees. Directors who are also officers of the Company received $5,600 for service on the Board and Board Committees.

FAMILY RELATIONSHIPS

         Directors Mark Dillon and Loren H. Dillon are second cousins. No other relationships exist among the Company's directors and executive officers.

RELATED TRANSACTIONS

         The Bank has had and expects to continue banking relationships in the ordinary course of business with directors, officers, and principal Shareholders of the Company and the Bank. These relationships are carried out on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other loan customers and do not involve more than the normal risk of collectability or present other unfavorable features.

         From time to time in 1999, management of the Bank and Company consulted with Shumaker, Loop & Kendrick, LLP, a law firm located in Toledo, Ohio, for certain legal matters. Director Edwin G. Emerson is a partner with that law firm. The Bank also engaged the services of Certified Appraisal Service, an appraisal firm in which Director Deborah J. Grafmiller is a co-owner. The Bank used this firm mainly for obtaining appraisals of real estate relating to secured loans made to borrowers in the ordinary course of the Bank's business. The amount of business for Certified Appraisal Service attributable to the Bank in 1999 totaled $41,665.

ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of four directors each. The terms of each class expire at successive annual meetings. The term of Class III Directors of the Company expire this year.

         You may vote for up to four nominees to serve as Class III Directors with terms expiring at the 2003 Annual Meeting of Shareholders. The Board proposes the following nominees for election:

o        James A. Deer
o        Hazel D. Franks
o        Raymond E. Graves
o        Richard A. Sheaffer

         If you return the enclosed proxy form properly executed without an indication that your vote should be withheld for any or all of the nominees, the persons named on the enclosed proxy form will vote your proxy for the election of the above-mentioned nominees for Class III Directors.

         We expect that each nominee for election as a Class III Director will be able to serve if elected. However, if any nominee is unable to serve, proxies will be voted for the remaining nominees and may be voted for substitute nominees that the Board may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS CLASS III DIRECTORS OF THE COMPANY.

INFORMATION RELATING TO NOMINEES AND OTHER DIRECTORS

         The following tables set forth certain information relating to the Nominees and other members of the Board of Directors whose terms of office continue after the Meeting. This information includes the age, principal occupation, and beneficial ownership of the Company's voting securities.

                                               CLASS III DIRECTORS
                                      (NOMINEES FOR TERMS EXPIRING IN 2003)

-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
         Name                      Principal Occupation         Director     Beneficial Ownership     Percent
      Of Director           Age    During Past Five Years       Since (1)    of Common Stock (2)      of Class
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
James A. Deer               46    Secretary/Treasurer of          1996            6,232 (3)              .6%
                                  Commercial Bancshares,
                                  Inc. and President/ CEO
                                  of  The Commercial Savings
                                  Bank
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Hazel D. Franks             79    Retired trucking firm           1985            5,365                  .5%
                                  owner, Upper Sandusky,
                                  Ohio.
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Raymond E. Graves           47    President and CEO,              1986            5,773 (4)              .5%
                                  Commercial Bancshares,
                                  Inc., Upper Sandusky, Ohio.
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Richard A. Sheaffer         57    President, R.A. Sheaffer,       1976            4,036 (5)              .4%
                                  Inc. (a family farming
                                  corporation).
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 18, 2000.
(3) Includes 1,491 shares for which Mr. Deer has shared voting and investment power, and 3,750 shares covered by exercisable options for which Mr. Deer has shared investment power, but not shared voting power.
(4) Includes 3,000 shares covered by exercisable options for which Mr. Graves has shared investment power, but not shared voting power.
(5) Includes 3,262 shares for which Mr. Sheaffer has shared voting and investment power.

                                                CLASS I DIRECTORS
                                            (TERMS EXPIRING IN 2001)

-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
       Name of                      Principal Occupation        Director     Beneficial Ownership     Percent
       Director              Age    During Last Five Years      Since (1)    Of Common Stock (2)      of Class
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Edwin G. Emerson             61   Attorney, Partner with          1985            2,370 (3)              .2%
                                  Shumaker, Loop & Kendrick,
                                  LLP
                                  Toledo, Ohio
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Deborah J. Grafmiller        49   Appraiser, Co-owner of          1997              746 (4)              .07%
                                  Certified Appraisal
                                  Service,
                                  Upper Sandusky, Ohio
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Michael A. Mastro            43   President of TLM                1995              591 (5)              .06%
                                  Management, Inc., Marion,
                                  Ohio (a restaurant
                                  management company).
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------
Douglas C. Smith             57   Retired Executive of Baja       1985           14,229 (6)             1.4%
                                  Marine Corporation, a boat
                                  manufacturing firm,
                                  Bucyrus, Ohio.
-------------------------- ------ ---------------------------- ------------ ------------------------ ----------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 18, 2000.
(3) Includes 930 shares for which Mr. Emerson has shared voting and investment power. Mr. Emerson's spouse, Barbara K. Emerson, is a general partner of Myers Properties Limited Partnership (the "Partnership") which owns 61,716 shares of Common Stock of the Company. Mr. Emerson disclaims beneficial ownership of the Partnership shares.
(4) Includes 323 shares for which Ms. Grafmiller has shared voting and investment power.
(5) Includes 405 shares for which Mr. Mastro has shared voting and investment power.
(6) Includes 12,107 shares for which Mr. Smith has shared voting and investment power.

                                               CLASS II DIRECTORS
                                            (TERMS EXPIRING IN 2002)

-------------------------- ------ ---------------------------- ------------ ------------------------ -----------
Name of                                                                     Beneficial
Director                          Principal Occupation         Director     Ownership of             Percent
Nominee                     Age   During Last Five Years       Since (1)    Common Stock (2)         of Class
-------------------------- ------ ---------------------------- ------------ ------------------------ -----------
Daniel E. Berg               45   Ohio Unit Business Leader,      1990           1,519 (3)              .1%
                                  Tower Automotive, Upper
                                  Sandusky/Bluffton, Ohio.
                                  (manufacturer of
                                  automotive products)
-------------------------- ------ ---------------------------- ------------ ------------------------ -----------
Loren H. Dillon              66   President and General           1990           1,074 (4)              .1%
                                  Manager, Crow Motor Sales,
                                  Inc., Upper Sandusky, Ohio.
-------------------------- ------ ---------------------------- ------------ ------------------------ -----------
Mark Dillon                  46   President, Fairborn             1990           3,630                  .3%
                                  U.S.A., Upper Sandusky,
                                  Ohio (manufacturer of
                                  loading dock enclosures)
-------------------------- ------ ---------------------------- ------------ ------------------------ -----------
William E. Ruse              65   President, Blanchard            1998           1,100 (5)              .1%
                                  Valley Health Services,
                                  Findlay, Ohio
-------------------------- ------ ---------------------------- ------------ ------------------------ -----------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 18, 2000.
(3) Includes 9 shares for which Mr. Berg has shared voting and investment power.
(4) Includes 114 shares for which Mr. Loren Dillon has shared voting and investment power.
(5) Includes 1,100 shares for which Mr. Ruse has shared voting and investment power.

                                           CUMULATIVE SHARE OWNERSHIP
-------------------------- ------ --------------------------- ------------- ------------------------ ----------
        Name of                      Principal Occupation       Director      Beneficial Ownership     Percent
       Director             Age      During Last Five Years      Since        of Common Stock (1)      of Class
-------------------------- ------ --------------------------- ------------- ------------------------ ----------
All Directors and            --               --                   --               47,616 (3)           4.5%
Executive Officers as
a Group (17 persons)
(2)
-------------------------- ------ --------------------------- ------------- ------------------------ ----------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 18, 2000.
(2) Includes all executive officers of the Company and all executive officers of the Bank.
(3) Includes 7,325 shares covered by stock options now exercisable or exercisable within the next 60 days.

                               EXECUTIVE OFFICERS

The following information is furnished concerning Executive Officers of the Company and the Bank:

Name                                Age              Position and Business Background
----                                ---              --------------------------------
Richard A. Sheaffer                 57               Mr. Sheaffer is Chairman of the Board of Directors of the
                                                     Company and the Bank and has served in such position
                                                     since 1990. He was first elected as a Director of
                                                     the Bank in 1976.

Raymond E. Graves                   47               Mr. Graves is President and Chief Executive Officer of the
                                                     Company. He has served in this capacity since 1995. He
                                                     served as President and Chief Executive Officer of the Bank from 1986 through September, 1999. He joined the Bank in
                                                     1985 as Executive Vice-President.

James A. Deer                       46               Mr. Deer is President and Chief Executive Officer of the
                                                     Bank, having been appointed to that position in September,
                                                     1999. He is also Secretary / Treasurer of the Company. He
                                                     served as Executive Vice-President of the Bank from 1993
                                                     through September, 1999. He joined the Bank in 1985 and
                                                     served as a real estate loan officer from 1985 to 1987 and as Cashier/CFO from 1987 to 1993.

Philip Kinley                       40               Mr. Kinley serves as Vice-President of the Company and of the
                                                     Bank. He joined the Bank in 1984 and served as a loan officer.
                                                     In 1989 he became the Bank's Branch Administrator and Personnel
                                                     Director. He was named Vice-President/Cashier in 1992 until
                                                     1995 when he assumed his present position.

Bruce J. Beck                       48               Mr. Beck, an attorney licensed to practice in the States
                                                     of Ohio and Arizona, serves as Vice-President in charge
                                                     of the loan department of the Bank, having joined the
                                                     Bank in that capacity in 1995. Prior thereto, he was the
                                                     Bank's outside legal counsel and a partner in the law firm of Burson and Beck, Carey, Ohio.

Susan E. Brown                      53               Ms. Brown joined the Bank during 1998 as Vice-President
                                                     of Retail Banking Services. Her prior banking experience
                                                     covers 32 years, including serving as District Retail
                                                     Manager for a large central Ohio bank for six years.

Steven W. Huffman                   48               Mr. Huffman joined the Bank during 1995 as
                                                     Assistant Vice President of the Secondary Market
                                                     Mortgage Department. He was promoted to Vice-
                                                     President during 1998, and named to the executive management team during 1999. Prior to joining the Bank, he was a
                                                     Special Agent with an insurance company. His duties
                                                     included counseling clients in financial planning matters
                                                     and the sale of insurance and annuity products. His prior
                                                     banking experience includes positions as Residential
                                                     Mortgage Loan Representative and Vice-President/ Secondary
                                                     Marketing Mortgage Department.

Patrick S. Smith                    40               Mr. Smith joined the Bank in February, 2000 as Chief.
                                                     Financial Officer. His prior banking experience covers 16
                                                     years, including 12 years as an internal auditor. Prior to joining the Bank, he was employed by a large Ohio savings
                                                     and loan for 9 years.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16 (a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company, all directors and officers of the Company complied with all applicable filing requirements, with the exception of one late Form 4 filing covering one transaction for Raymond E. Graves, and one late Form 5 filing covering one transaction for Bruce J. Beck.

           REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

         This Committee consists entirely of outside directors, currently three in number, and is responsible for the establishment of annual and long-term goals for the executive management team of the Company and Bank. The Committee's duties include:

o Reviewing executive management's past performance in order to formulate salary recommendations for the upcoming year;

o Making recommendations to the Board of Directors for the granting of stock options to eligible officers under the Company's 1997 Stock Plan.

         The Company is a holding company that owns one operating subsidiary, The Commercial Savings Bank. The membership of the Board of Directors of the Company is the same as that of the Bank. The Bank also owns one operating subsidiary, namely Advantage Finance, Inc. The Company has no direct employees. All disclosures contained in this Proxy Statement relating to executive compensation reflect compensation paid by the Bank.

         During the month of September, 1999 the Board changed the management structure of the Bank by naming James A. Deer as President and CEO. Raymond E. Graves, formerly President and CEO of the Bank, retained his position as President and CEO of the Company. This change was made in order to permit Mr. Graves to focus on exploring opportunities for the Company to expand into other segments of the financial services industry thereby enhancing shareholder value; and to retain the services of Mr. Deer. The compensation philosophy presented in this report applies both to Mr. Graves and Mr. Deer, as President and CEO of the Company and Bank respectively.

         This report reflects the Company's executive compensation philosophy as endorsed by the Executive Compensation Committee and the Board of Directors. The Company's compensation programs are designed to achieve the following goals:

o Motivate and reward executive officers for achieving strategic business goals that provide enhanced shareholder value;
o Provide compensation opportunities that are comparable to those offered by other peer group companies in order to attract and retain those executive who are critical to the Company's long -term success; and
o Provide that a significant portion of executive compensation should be payable in an annual bonus that shall be based principally upon the financial performance of the Company.

         The Company utilized a bank compensation survey of peer companies prepared by Crowe Chizek and Company, LLP in determining salaries of the Company's employees, including the salaries of Executive Officers. Mr. Graves' 1999 base salary, shown in the "Salary" column of the Compensation Table below, was increased by nearly 6% from his 1998 base salary. Mr. Deer's base salary, shown in the "Salary" column increased by 20% from his 1998 base salary. Mr. Deer's increase is mainly attributable to his increased duties and responsibilities as President and CEO of the Bank. The salaries of Mr. Graves and Mr. Deer, as adjusted, are consistent with peer group companies in the industry. Both also received bonuses based on the financial performance of the Company. The receipt and amount of bonuses received in a given year are tied directly to the profitability of the Company in the prior year. Bonuses paid in 1999 declined somewhat as the net income of the Company for 1998 was slightly less than the Company's net income in 1997.

         In addition, as of January 1, 1999, a committee comprised of the outside directors of the Company's Board of Directors granted Mr. Graves an option to purchase 9,000 shares of the Company's stock at an exercise price of $31.50 per share. Mr. Deer was granted an option to purchase 7,500 shares at the same exercise price. These options, granted pursuant to the Company's 1997 Stock Option Plan, were granted as additional incentives to maximize shareholder value and include vesting periods to encourage continued employment with the Bank and Company. Options representing a varying number of shares were also granted to other members of the executive officers of the Company and Bank.

THIS REPORT ON COMPENSATION IS SUBMITTED BY THE EXECUTIVE COMPENSATION COMMITTEE
MEMBERS:

             Edwin G. Emerson, Richard A. Sheaffer, Douglas C. Smith

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                           IN COMPENSATION DECISIONS

Mr. Edwin G. Emerson, a Director of the Company serving on the Company's Executive Compensation Committee, is a partner in the law firm of Shumaker, Loop & Kendrick, LLP located in Toledo, Ohio. The Company and Bank conferred from time to time with Shumaker, Loop & Kendrick, LLP on certain legal matters during 1999.

                             EXECUTIVE COMPENSATION

         The Company offers several compensation plans and programs to certain executive officers of the Bank and Company and is providing the following information relating to these programs. Certain information is presented in tabular format. The information contained in the Summary Compensation and Stock Option tables that follow is disclosed for the Chief Executive Officer of the Company and for those Executive Officers whose compensation for 1999 exceeded $100,000.00.

                                             SUMMARY COMPENSATION TABLE

                                                                  Long Term Compensation
                           Annual Compensation                            Awards
                           -------------------                    ----------------------

Name and Principal     Year      Salary ($)(1)        Bonus ($)         Securities             All Other
    Position                                                            Underlying            Compensation
                                                                          Options                ($) (2)
                                                                            (#)
Raymond E. Graves,     1999      129,108.06           15,745.00            9,000                10,441.45
President and Chief    1998      122,289.46           21,700.00            9,000                12,076.22
Executive Officer      1997      120,202.02           12,635.00            9,000                 4,053.21
Commercial Bancshares, Inc.

James A. Deer          1999       94,801.28            7,925.16            7,500                 6,211.89
President and Chief    1998       79,217.44           10,068.09            7,500                 5,947.63
Executive Officer      1997       76,377.13            6,318.00            7,500                 5,765.35
Commercial Savings Bank/
Secretary / Treasurer
Commercial Bancshares, Inc.

Steven W. Huffman      1999       148,611.04             102.51             --                   4,292.90
Vice President         1998       140,060.90             102.74             --                   4,201.76
Secondary Market       1997        99,653.37               --               --                   2,795.13
Mortgage Department
Commercial Savings Bank

(1) The salary figures of Mr. Graves and Mr. Deer include fees received by them for services as Directors of the Company in 1999 ($5,600), 1998 ($5,600), and 1997 ($4,800). These figures also include salary deferred under the Bank's
Section 401(k) Plan and The Commercial Savings Bank Deferred Compensation Plan; and includes the benefit expense for the death benefit payable to the participant's beneficiaries under life insurance policies maintained under the Company's Supplemental Executive Retirement Plan. The salary figure of Mr. Huffman includes commission income tied to the Bank's residential real estate loan production.

(2) Amounts include matching contributions made under the Bank's Section 401K Plan for each executive officer listed and the reportable economic value to Mr. Graves and Mr. Deer of the Bank's supplementary executive retirement plan described below.


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         This Plan was adopted in 1995 to provide certain executive officers with annual retirement benefits that will supplement those benefits available under the Bank's qualified retirement plan. The goal of the Plan is to provide participants with benefits initially equaling seventy percent (70%) of the participating executive's final annual pay. The following Pension Plan Table shows the estimated annual benefits payable to participating executive officer as a single life annuity upon retirement.

                                   PENSION PLAN TABLE
    FINAL ANNUAL PAY                              YEARS OF SERVICE
    ----------------                              ----------------
------------------------ -------------- ------------ ------------ ----------- ----------
                              15            20           25           30          35
------------------------ -------------- ------------ ------------ ----------- ----------
100,000                      70,000        70,000       70,000      70,000      70,000
------------------------ -------------- ------------ ------------ ----------- ----------
125,000                      87,500        87,500       87,500      87,500      87,500
------------------------ -------------- ------------ ------------ ----------- ----------
150,000                     105,000       105,000      105,000     105,000     105,000
------------------------ -------------- ------------ ------------ ----------- ----------
175,000                     122,500       122,500      122,500     122,500     122,500
------------------------ -------------- ------------ ------------ ----------- ----------
200,000                     140,000       140,000      140,000     140,000     140,000
------------------------ -------------- ------------ ------------ ----------- ----------

         All of a participating executive's salary and bonus is taken into account in calculating final annual pay and benefits under the Plan. Other retirement income of the participant, such as social security and other retirement benefits provided by the Company and Bank, will be applied as offsets, reducing the target benefits derived by calculating the goal percentage. Annual benefits are indexed to the financial performance of an insurance policy and are designed to increase each year.

         The following officers currently participate in the Company's Supplementary Executive Retirement Plan:

         Name of Executive         Position                 Years of Service (1)
         -----------------         --------                 --------------------

Raymond E. Graves               President and CEO                   14
                                Commercial Bancshares, Inc.

James A. Deer                   President and CEO                   14
                                The Commercial Savings Bank;
                                Secretary / Treasurer
                                Commercial Bancshares, Inc.

Philip W. Kinley                Vice President                      14
                                Commercial Bancshares, Inc.

(1) The figures stated include years of service with the Bank alone until April 13, 1995, and with the Bank and Company since that date.

         Benefits earned under the Plan do not become vested until the 6th year of employment with the Bank. The executive's vesting increases 20 percent annually thereafter, reaching 100 percent vesting after 10 full years of continuous employment. The Bank has purchased life insurance policies on each participating executive that are actuarially designed to offset the annual expenses associated with the Plan. The Bank will, given reasonable actuarial assumptions, completely recover all Plan costs. All three of the current participants in the Plan are 100 percent vested.

         The death benefit for each executive is an endorsement of 80% of the net-at-risk life insurance portion of each of the life insurance policies purchased to recover the retirement plan's costs.

         For the year 1999, expenses of $12,663 were accrued by the Bank to account for this obligation

DEFERRED COMPENSATION PLAN

         The Bank adopted the Commercial Savings Bank Deferred Compensation Plan, a nonqualified deferred compensation plan on December 8, 1998, effective as of January 1, 1999. All executive officers and directors of the Bank are eligible to participate. The purpose of the Plan is to permit participating directors and executive officers to voluntarily defer receipt of designated percentages or amounts of their compensation and/or director's fees, and therefore defer taxation of deferred amounts. The deferred compensation will be deposited in an irrevocable grantor trust and invested in common stock of the Company. The trustee will purchase shares of the Company's common stock on a quarterly basis. The price to be paid per share is the average of the high and low prices of the Company's stock for the month prior to the date of purchase as quoted on the Over-the-Counter Bulletin Board. The trustee shall attempt to purchase the common stock on the open market at the determined price. Should the trustee be unable to purchase sufficient shares in the open market, authorized but unissued common stock of the Company may be purchased by the trust.

EXECUTIVE INCENTIVE STOCK OPTION PLAN

         The Shareholders of the Company approved the 1997 Commercial Bancshares, Inc. Stock Option Plan (the "Plan") at the 1997 Annual Meeting of Shareholders held April 9, 1997. The Plan permits eligible executive officers of the Bank and Company an opportunity to acquire or increase their share ownership in the Company by granting them options to purchase common stock of the Company.

         The following table lists the number of shares of the Company's common stock underlying the options which were granted, the percentage of the total options granted, the exercise price of the options, the expiration date of the options, and the potential realizable value assuming the stated rates of annual stock price appreciation.

                                                  OPTION GRANTS IN LAST FISCAL YEAR
                                                         (Individual Grants)
------------------------------------------------------------------------------------------------- ----------------------------------
                                                                                                     Potential Realizable Value At
                                                                                                     Assumed Annual Rates Of Stock
                                                                                                     Price Appreciation For Option
                                       Individual Grants                                                         Term
------------------------------------------------------------------------------------------------- ----------------------------------
                               Number of
                              Securities      Percent of Total
                              Underlying      Options Granted     Exercise Or
                                Options       To Employees In     Base Price
           Name              Granted (#)(1)     Fiscal Year         ($/Sh)      Expiration Date         5% ($)            10% ($)
--------------------------- ---------------- ------------------ -------------- ------------------ ------------------ ---------------
Raymond E. Graves,               9,000              25              $31.50      January 1, 2009       $178,292           $451,826
President and Chief
Executive Officer,
Commercial Bancshares, Inc.
--------------------------- ---------------- ------------------ -------------- ------------------ ------------------ ---------------
James A. Deer,                   7,500              21              $31.50      January 1, 2009       $148,576           $376,521
President and Chief
Executive Officer,
Commercial Savings
Bank
Secretary / Treasurer,
Commercial
Bancshares, Inc.
--------------------------- ---------------- ------------------ -------------- ------------------ ------------------ ---------------
Steven W. Huffman                    0               0                --               --             $0.00              $0.00
Vice President,
Secondary Market
Mortgage Department,
Commercial Savings
Bank
--------------------------- ---------------- ------------------ -------------- ------------------ ------------------ ---------------

(1) The provisions of the Plan state that unless the Committee determines otherwise at the time options are granted, options generally will not be exercisable for a period of up to five years from the date of grant. The Committee approved an exception to the normal vesting schedule that may allow vesting prior to the normal five year period. This exception to the vesting schedule would result in immediate vesting for one-half of the options granted and would be triggered upon the market value of the Company's stock reaching 150% of the option exercise price.

The following table sets forth certain information relating to the number and value of exercised and unexercised options.

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES

-------------------------------------- ----------- ------------ ------------------------- --------------------------
                                                                      Number of
                                                                      Securities                 Value Of
                                                                      Underlying                Unexercised
                                                                      Unexercised              In-The-Money
                                          Shares                       Options                   Options
                                         Acquired     Value      At Fiscal Year-End (#)     At Fiscal Year-End ($)
                                       On Exercise   Realized         Exercisable/              Exercisable/
               Name                        (#)         ($)            Unexercisable           Unexercisable (1)
-------------------------------------- ----------- ------------ ------------------------- --------------------------
Raymond E. Graves, President and            0          $0.00         3,000 / 22,500           $23,010 /  $3,015
Chief Executive Officer, Commercial
Bancshares, Inc.
-------------------------------------- ----------- ------------ ------------------------- --------------------------
James A. Deer, President and                0          $0.00         3,750 / 18,750           $28,763 / $2,512
Chief Executive Officer,
Commercial Savings Bank and
Secretary / Treasurer of
Commercial Bancshares, Inc.
-------------------------------------- ----------- ------------ ------------------------- --------------------------
Steven W. Huffman, Vice                     0          $0.00             0 / 0                  $0.00 / $ 0.00
President, Secondary Market
Mortgage Department,
Commercial Savings Bank
-------------------------------------- ----------- ------------ ------------------------- --------------------------

(1) Calculated based on the market value of the Corporation's common stock at the end of 1999, multiplied by the number of shares covered by in-the-money options, less the total exercise price for such options.

                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change and the cumulative total shareholder return on the Company's stock during the five year period ended December 31, 1999 with the cumulative total return on the Standard & Poor's 500 Stock Index, and on two industry indices for Companies of comparable size. The comparison assumes $100 was invested on January 1, 1995 in the Company's shares and in each of the indicated indices and assumes reinvestment of dividends.

                                   COMMERCIAL BANCSHARES, INC.

                                    Total Return Performance

                                                              PERIOD ENDING
                                      ----------------------------------------------------------------
INDEX                                       12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
------------------------------------------------------------------------------------------------------
Commercial Bancshares, Inc.                  100.00    114.98    151.87    248.34    286.30    251.61
S&P 500                                      100.00    137.58    169.03    225.44    289.79    350.78
SNL less than $250M Bank Asset-Size Index    100.00    140.62    177.67    289.92    275.60    242.00
SNL $100M-$500M Pink Bank Index              100.00    121.78    153.39    213.39    251.47    229.01

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has engaged the firm of Crowe Chizek and Company, LLP, Independent Certified Public Accountants, Columbus, Ohio to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative of this firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Company has not yet selected an accounting firm to report upon its 2000 financial statements, although it intends to again engage Crowe, Chizek and Company, LLP for such purpose.

OTHER BUSINESS

         Management of the Company does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for Shareholder action at the Meeting, the persons named in the enclosed Proxy shall vote the shares represented thereby in accordance with their best judgment.

         SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2000 ANNUAL MEETING

         The Board of Directors requests that any Shareholder proposals intended for presentation at the 2001 Annual Meeting be submitted in writing to Raymond
E. Graves, President, at the Company's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than November 10, 2000 for consideration for inclusion in the Company's proxy materials for such meeting.

         For proposals that a shareholder wishes to present at the 2001 Annual Meeting, but does not seek to include in the proxy statement, the Board of Directors requests that the proposal be submitted in writing to Raymond E. Graves, President, at the Company's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than January 24, 2001.

         A copy of the Company's 1999 Annual Report is being delivered with this Proxy Statement.

By Order of the Board of Directors


James A. Deer
Secretary / Treasurer

Dated March 10, 2000

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 12, 2000. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received notice of the Annual Meeting (the "Meeting") of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the "Company"), to be held at 4:30 p.m. local time on Wednesday, April 12, 2000, hereby designates and appoints Loren H. Dillon, Hazel D. Franks, and William T. Gillen, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, without par value, of the Company held of record by the undersigned on February 18, 2000, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

         1. ELECTION OF DIRECTORS. To elect the following four (4) nominees as Class III Directors: JAMES A. DEER, HAZEL D. FRANKS, RAYMOND E. GRAVES, RICHARD
A. SHEAFFER.

                                    FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)
                           --------

                                    WITHHOLD AUTHORITY FOR ALL NOMINEES
                           --------

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE :
              ------------------------------------------------------------------

         THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES.

         THIS PROXY WILL BE VOTED (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

         Please sign the Proxy as your name appears on your stock
certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.
                                 Dated:
                                       -----------------------------------------

Number of Shares
                --------------   -----------------------------------------------
                                 Printed Name of Shareholder


                                 -----------------------------------------------
                                 Signature of Shareholder


                                 -----------------------------------------------
                                 Signature of Shareholder (if held jointly)

______ Please mark this line if you are receiving multiple copies of the Annual
       Report and wish us to discontinue mailing the Annual Report for this account.

               PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY.